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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 _____________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  July 31, 1996
                                                 ------------------------------


                            MAGNETEK, INC.
- ------------------------------------------------------------------------------
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


       Delaware                1-10233                95-3917584
- ------------------------------------------------------------------------------
   (STATE OR OTHER           (COMMISSION            (IRS EMPLOYER
     JURISDICTION           FILE NUMBER)          IDENTIFICATION NO)
  OF INCORPORATION)

26 Century Boulevard, P.O. Box 290159, Nashville, TN        37229-0159
- ------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

Registrant's telephone number, including area code   (615) 316-5100
                                                   ---------------------------

                            Not applicable
- ------------------------------------------------------------------------------
    (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.   OTHER EVENTS

     MagneTek, Inc. issued a public announcement on July 31, 1996 regarding its fiscal 1996 results and the establishment of reserves to reposition operations. Such public announcement is an Exhibit to this Form 8-K and is incorporated into this Item 5 by reference.





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    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              MAGNETEK, INC.



Dated:  August 7, 1996        By:         /s/ Samuel A. Miley
                                 ----------------------------------------------
                                          Samuel A. Miley, Esq.
                                  Vice President, General Counsel and Secretary







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                                 EXHIBIT INDEX



Exhibit No.                                          Page No.
- -----------                                          --------

     99      Press Release issued on July 31, 1996       5







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